[The following is a prototype of the Registrant's share certificate. It is a "two-sided" document. The facing page is in a "landscaped" position and boardered with intricate, detailed graphics. This similar graphical detail is found boardering boxes for the number and type of shares.]

                                    VOYAGEUR

NUMBER                                                                    SHARES
[VOID]                                                                    [VOID]


              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

THIS CERTIFIES THAT




                                      VOID




is the owner and
registered holder of

             -------                                        -------
--------------------                                        --------------------
             -------                                        -------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed.
     IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by its duly authorized officers.

Dated:


SECRETARY [VOID]                                              PRESIDENT [VOID]


                                 (REVERSE SIDE)

________________________________________________________________________________
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UTMA - ________Custodian________
                                                        (Cust)           (Minor)
TEN ENT - as tenants by entireties              under Uniform Transfer to Minors

JT TEN - as joint tenants with right of survivorship   Act _____________________
         and not as tenants in common                            (State)
     Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________

FOR VALUE RECEIVED______HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

    (Box to insert information)
________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE,
AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
___________________________________________________________________ATTORNEY   TO
TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED                           ________________________________________________

                                ________________________________________________
                                NOTICE: The signature to this assignment must correspond to the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever

SIGNATURE GUARANTEED